Exhibit 10.38

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of this 4th day of February, 2011 by and among National Holdings Corporation, a Delaware corporation (the “Company”), and those individuals signatory hereto (the “Investors”).

WHEREAS, the Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase from the Company up to 1,380,000 units (the “Units”), each consisting of (i) one share of the Company’s common stock, $0.02 par value per share (the “Common Stock”) and (ii) a warrant to purchase one share of Common Stock (the “Unit Warrants”), pursuant to the terms and conditions set forth in that certain Confidential Private Placement Memorandum, dated January 12, 2011 (the “Memorandum”).

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.	Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Allowed Delay” as defined in Section 2(d)(ii) hereto.

“Business Day” means a day, other than a Saturday, Sunday or holiday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall have the meaning as defined in the recitals, and any securities into which such shares may hereinafter be reclassified.

“December 2010 Registrable Securities” means (a) all of the shares of Common Stock issued in December 2010 pursuant to that certain Confidential Private Placement Memorandum, dated October 26, 2010 (the “October Memorandum”) (b) all shares of Common Stock then issuable upon exercise of those certain warrants, issued in December 2010 pursuant to the October Memorandum (the “December 2010 Warrants”) (assuming on such date the December 2010 Warrants are exercised in full), (c) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the December 2010 Warrants and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that, a security shall cease to be a December 2010 Registrable Security upon (a) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (b) such security becoming eligible for resale without restrictions pursuant to Rule 144.

 “Effectiveness Period” as defined in Section 4(b) hereto.

 “Investors Registrable Securities ” means (i) all Common Stock originally issued, directly or indirectly, to Investors or any of their Affiliates, (ii) all Warrant Shares originally issued, directly or indirectly, to Investors or any of their Affiliates, and (iii) all shares of Common Stock issued or issuable, directly or indirectly, with respect to the Warrant Shares upon exercise, conversion or exchange or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.   As to any particular Investors Registrable Securities, such securities shall cease to be Investors Registrable Securities when they have been (a) distributed to the public pursuant to an offering registered under the 1933 Act, (b) sold in compliance with Rule 144, or (c) may be sold by such Investor under Rule 144 without any restriction.

“July 2010 Registrable Securities” means (a) all of the shares of Common Stock issuable upon conversion in full of those certain shares of Series C Preferred Stock, issued in July 2010 (the “Series C Preferred Stock”) (assuming on such date the Series C Preferred Stock is converted in full), (b) all shares of Common Stock then issuable upon exercise of those certain warrants, issued is July 2010 (the “July 2010 Warrants”) (assuming on such date the July 2010 Warrants are exercised in full), (c) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Series C Preferred Stock or July 2010 Warrants and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that, a security shall cease to be a July 2010 Registrable Security upon (a) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (b) such security becoming eligible for resale without restrictions pursuant to Rule 144.

“Opus Registrable Securities” means (a) all of the shares of Common Stock issuable upon conversion in full of those certain shares of Series D Preferred Stock, issued in October 2010 (the “Series D Preferred Stock”) (assuming on such date the Series D Preferred Stock is converted in full), (b) all shares of Common Stock then issuable upon exercise of those certain warrants, issued in October 2010 (the Opus Warrants”) (assuming on such date the Opus Warrants are exercised in full), (c) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Series D Preferred Stock or Opus Warrants and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that, a security shall cease to be a Opus Registrable Security upon (a) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (b) such security becoming eligible for resale without restrictions pursuant to Rule 144.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Investors Registrable Securities, (ii) the St. Cloud Registrable Securities, (iii) the July 2010 Registrable Securities, (iv) the Opus Registrable Securities, (v) the December 2010 Registrable Securities and (vi) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (a) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (b) such security becoming eligible for resale by the Investors without restrictions pursuant to Rule 144.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus and any amendments and supplements to such Registration Statement, including pre- or post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed incorporated by reference in such Registration Statement.

“Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the 1933 Act and any successor or substitute rule, law or provision.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Documents” means all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the reporting requirements of the 1934 Act.

“SEC Guidance” means (i) any publicly-available written guidance, or rule of general applicability of the SEC staff, (ii) written comments, requirements or requests of the SEC staff to the Company in connection with the review of a Registration Statement, or (iii) the 1933 Act.

“St. Cloud Registrable Securities” means (a) all of the shares of Common Stock then held by St. Cloud Capital Partners II, L.P. or its affiliates, (b) all of the shares of Common Stock issuable upon conversion in full of those certain 10% Convertible Notes, dated March 31, 2008 and June 30, 2008 (the “St. Cloud Notes”) (assuming on such date the St. Cloud Notes are converted in full), (c) all shares of Common Stock then issuable upon exercise of those certain warrants, dated March 31, 2008 and June 30, 2008 (the “St. Cloud Warrants”) (assuming on such date the St. Cloud Warrants are exercised in full), (d) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the St. Cloud Notes or the St. Cloud Warrants and (e) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that, a security shall cease to be a St. Cloud Registrable Security upon (a) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (b) such security becoming eligible for resale without restrictions pursuant to Rule 144.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Unit Warrants” shall have the meaning as defined in the recitals.

“Warrant Shares” means the shares of Common Stock or other securities issuable upon the exercise of the Unit Warrants.

2.	Registration Rights.

(a)           Piggyback Registration.  The Company agrees that if, at any time, and from time to time, after the date hereof, the Board of Directors of the Company (the “Board”) shall authorize the filing of a registration statement under the Securities Act (other than a registration statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company shall: (A) promptly notify each Holder that such registration statement will be filed and that the Registrable Securities then held by such Investor will be included in such registration statement at such Investor’s request; (B) cause such registration statement to cover all of such Registrable Securities issued to such Investor for which such Investor requests inclusion; (C) use best efforts to cause such registration statement to become effective as soon as practicable; and (D) take all other reasonable action necessary under any Federal or state law or regulation of any governmental authority to permit all such Registrable Securities that have been issued to such Investor to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for such Investor to promptly effect the proposed sale or other disposition.

(b)           Notwithstanding any other provision of this Section 2, the Company may at any time, abandon or delay any registration commenced by the Company.  In the event of such an abandonment by the Company, the Company shall not be required to continue registration of shares requested by the Investor for inclusion, the Investor shall retain the right to request inclusion of shares as set forth above and the withdrawn registration shall not be deemed to be a registration request for the purposes of Section 2(d) below.

(c)           Each Investor shall have the right to request inclusion of any of its Registrable Securities in a registration statement as described in this Section 2 up to two times.

(d)          Additional Registration Statements.  If during the Effectiveness Period, subject to Section 2(g)(ii) and SEC Guidance, the number of Investors Registrable Securities at any time exceeds 100% of the number of Investors Registrable Securities then registered for resale in the Initial Registration Statement, then the Company shall file as soon as reasonably practicable an additional Registration Statement covering the resale by the Investors of not less than the number of such unregistered Investors Registrable Securities.

(e)            Expenses.  Except as set forth in Section 4(e), the Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Investors Registrable Securities for sale under applicable state securities laws and listing fees.  Investors shall be responsible for all other expenses in connection with the registration, including fees and expenses of counsel, discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Investors Registrable Securities being sold.

(f)            Effectiveness.

(i)           Subject to the terms and conditions of this Agreement, the Company shall use commercially reasonable efforts to have the Initial Registration Statement declared effective.  The Company shall notify the Investors by facsimile or e-mail as promptly as practicable after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii)           For not more than twenty (20) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any Registration Statement contemplated hereunder containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(g)           Other Registration Rights Agreements. Nothing in this Agreement shall limit the Company’s right to grant registration rights, including, without limitation, demand or “piggyback” registration rights, to any other person.

3.           Cut-Backs due to Underwriters or SEC Guidance.  Notwithstanding any other provision of this Agreement, if any (i) managing underwriter gives the Company its written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold or (ii) SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by the Investors as to their Investors Registrable Securities, the number of Investors Registrable Securities to be registered on such Registration Statement will first be reduced by Investors Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Investors on a pro rata basis based on the total number of unregistered Warrant Shares held by such Investors), and second by Investors Registrable Securities represented by Common Stock (applied, in the case that some Common Stock may be registered, to the Investors on a pro rata basis based on the total number of unregistered Common Stock held by the Investor).  Notwithstanding the foregoing, (i) prior to any reduction in the number of Registrable Securities included in a Registration Statement, all Registrable Securities other than Investors Registrable Securities, December 2010 Registrable Securities, July 2010 Registrable Securities, Opus Registrable Securities or St. Cloud Registrable Securities shall be reduced first before there is any reduction to Investors Registrable Securities, December 2010 Registrable Securities, July 2010 Registrable Securities, Opus Registrable Securities or St. Cloud Registrable Securities and (ii) prior to any reduction in the number of Registrable Securities included in a Registration Statement, all Investors Registrable Securities and December 2010 Registrable Securities shall be reduced first, on a pro rata basis, before there is any reduction to July 2010 Registrable Securities, Opus Registrable Securities or St. Cloud Registrable Securities (to the extent they are entitled to participate based upon SEC Guidance).  In the event of a cutback hereunder, the Company shall give the Investors at least five trading days prior written notice along with the calculations as to such Investor’s allotment.

4.            Company Obligations.  In connection with the Company’s obligations under this Agreement to file a Registration Statement with the SEC and to use its commercially reasonable efforts to cause a Registration Statement to become effective in accordance with the terms hereof, the Company will, as expeditiously as possible:

(a)           prepare and file with the Securities and Exchange Commission a Registration Statement with respect to such Registrable Securities and thereafter use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective, and such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish a reasonable period of time prior to filing to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be furnished within a reasonable period of time prior to filing and will be subject to review of such counsel;

(b)           notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for a period that will terminate upon the earlier of (i) six months in the case of underwritten registrations, (ii) 36 months in the case of shelf registrations, (iii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction pursuant to Rule 144, or (iv) in any event, when all of the securities covered by such Registration Statement during such period have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but, in any event, not before the expiration of any longer period required under the 1933 Act, or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the “Effectiveness Period”) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(c)           furnish to the Investors such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investors that are covered by the related Registration Statement;

(d)           use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, (ii) if such order or suspension is issued, obtain the withdrawal of any such order or suspension at the earliest possible moment and notify each holder of Registrable Securities of the issuance of such order and the resolution thereof or its receipt of notice of the initiation of any proceeding such purpose;

(e)           prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors as shall be reasonably appropriate in the opinion of the Company and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(e), or (iii) file a general consent to service of process in any such jurisdiction; and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Securities shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Securities be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses;

(f)           use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(g)           immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h)           otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;

(i)            enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j)            make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives, and independent accountants to supply all such information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement; provided, however, that any such information furnished by the Company that is non-public shall be used in connection with such registration only, and shall be kept confidential by any of the foregoing recipients; and

(k)           With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to use commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; (iii) furnish to Investors upon request, as long as Investors own any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent annual or quarterly report, and (C) such other information as may be reasonably requested in order to avail Investors of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration; and (iv) reasonably assist and cooperate with any Investor (including coordination with the Company’s transfer agent and procuring appropriate legal opinions) in such Investor’s efforts to sell shares of Common Stock included as part of such Investor’s the Registrable Securities under Rule 144 (or its successor rule).

5.           Due Diligence Review; Information.  The Company shall make available, during normal business hours, for inspection and review by the Investor, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

6.           Obligations of the Investors.

(a)           Investors shall each furnish in writing to the Company such information regarding themselves, the Registrable Securities held by them, the intended method of disposition of the Registrable Securities held by them and their beneficial ownership of the Company’s securities, including who has the right to vote or dispose of such securities on behalf of Investor, if other than the Investor, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute and deliver such documents in connection with such registration as the Company may reasonably request.  At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify Investors of the information the Company requires from Investors if Investors elect to have any of the Registrable Securities included in the Registration Statement.  Investors shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if Investors elect to have any of the Registrable Securities included in the Registration Statement.

(b)           Each Investor, by their acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of their election to exclude all of their Registrable Securities from such Registration Statement.

(c)           Each Investor agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 4(g) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until such Investor’s receipt of the copies of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, each Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

7.           Participation in Underwritten Registrations.

(a)          No Investor may participate in any registration hereunder which is underwritten unless such Investor (i) agrees to sell such Investor’s securities on the basis provided in any underwriting arrangements approved by the Investor or other persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s); provided, that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration), and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements.

(b)   Each Investor that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 4(d) or (g) above, such Investor will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until receipt of the notification set forth in Section 4(d) or copies of a supplemented or amended prospectus as contemplated by such Section 4(g), as applicable.  In the event that the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Sections 4(d) or (g) to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the notice contemplated by Section 4(d) or copies of the supplemented or amended prospectus contemplated by Section 4(g) .

8.            Indemnification.

(a)           Indemnification by the Company.  The Company will indemnify and hold harmless each Investor and their respective officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on such Investor’s behalf and will reimburse Investors, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b)           Indemnification by the Investors.  Each Investor agrees, severally and not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto.  In no event shall the liability of any Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 8 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)           Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 8 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

9.            Miscellaneous.

(a)           Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company and the Investors.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Investor.

(b)           Notices.  All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company to:

National Holdings Corporation
120 Broadway, 27th Floor
New York, NY 10279
Attention:  Mark Goldwasser, Chief Executive Officer
Facsimile:  (212) 417-8010

with copy to:

Littman Krooks LLP
655 Third Avenue, 20th Floor
New York, NY 10017
Attention:  Mitchell C. Littman, Esq.
Facsimile:  (212) 490-2990

If to the Investors:

All correspondence to any Investor shall be sent to such Investor at the address set forth in the Investor Counterpart Signature Page to the Subscription Agreement.

(c)           Assignments and Transfers by Investors.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns.  Investors may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by Investors to such person, provided that each Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)           Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of 66 2/3% of the Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Investors, after notice duly given by the Company to Investors.

(e)           Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)           Electronic Delivery; Counterparts.  This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such Electronic Delivery signature page were an original thereof.  At the request of any party hereto, each other party hereto or thereto shall re-execute the original form of this Agreement and deliver such form to all other parties.  No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(g)           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)           Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)           Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to conflicts of laws concepts which would apply the substantive law of some other jurisdiction, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By: /S/ LEONARD J. SOKOLOW
      Leonard J. Sokolow
      President

THE INVESTOR’S SIGNATURE TO THE APPLICABLE SUBSCRIPTION AGREEMENT DATED OF EVEN DATE HEREWITH SHALL CONSTITUTE THE INVESTOR’S SIGNATURE TO THIS REGISTRATION RIGHTS AGREEMENT.

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

- privately negotiated transactions;

- short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

- through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

- broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

- a combination of any such methods of sale; and

- any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the 1933 Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering. Upon any exercise of the Warrant by payment of cash, however, we will receive the exercise price of the Warrant.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the 1933 Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the 1933 Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the 1933 Act.  Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the 1933 Act will be subject to the prospectus delivery requirements of the 1933 Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the 1934 Act may apply to sales of shares in the market and to the activities of the selling stockholders and their Affiliates.  In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the 1933 Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the 1933 Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the 1933 Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold without restriction pursuant to Rule 144 of the 1933 Act.